Exhibit 10.5

THIS WARRANT AND THE SECUROITIES UNDERLYING THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT COVERING SUCH SECURITIES AND THERE IS FULL COMPLIANCE WITH THE APPLICABLE STATE SECURITIES LAWS, (B) THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT OR (C) ____________, INC. (THE "CORPORATION") RECEIVES AN OPINION OF COUNSEL SELECTED BY THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE CORPORATION STATING THAT SUCH SALE IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT AND COMPLIES WITH APPLICABLE STATE SECURITIES LAWS.

THIS WARRANT MAY NOT BE TRANSFERRED OR ASSIGNED BY THE REGISTERED HOLDER TO A NON-AFFILIATE OF THE HOLDER WITHOUT THE PRIOR WRITTEN CONSENT OF THE CORPORATION.

FORM OF COMMON STOCK PURCHASE WARRANT

Date of Issuance:	March __, 2020	Warrant No W _,___.____

FOR VALUE RECEIVED, _______________________________________________________

(the "Corporation"), hereby grants to _____________ or its registered assigns (the "Registered Holder") the right to purchase from the Corporation _______________ shares of Common Stock, par value $0.001_ per share ("Common Stock") of the Corporation (the "Warrant Stock") at a price of Twenty-Five Cents ($0.25) per share (the "Exercise Price") (subject to adjustment as provided herein) to such Registered Holder.

This Warrant is subject to the following provisions:

1.                   Exercise of Warrant.

A.                  Number of Shares. Subject to the terms and conditions hereinafter set forth, the Registered Holder is entitled, upon surrender of this Warrant, to purchase from the Corporation ________ shares of Warrant Stock (subject to adjustment as provided herein) at an exercise price of $_____ per share.

B.                  Exercise Period. The Registered Holder may exercise, in whole or in part, the purchase rights represented by this Warrant at any time and from time to time after the Date of Issuance through and including 5:30 p.m., Florida time, on the date that is the three year anniversary of the issuance of this Warrant (the "Expiration Date"). At 5:30 p.m., Eastern Standard Time , on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value and this Warrant shall be terminated and no longer outstanding.

C.                  Exercise Procedure.

1

(i)                  This Warrant or any part hereof specified by the Registered Holder shall be deemed to have been exercised at the time the Corporation receives all of the following items (the "Exercise Time"):

(a)               a completed Exercise Notice, as described in Section l(E) below, executed by the Person exercising all or part of the rights represented by this Warrant;

(b)               this Warrant; and

(c)               the aggregate Exercise Price for the number of shares of Warrant Stock being purchased through such exercise, such aggregate Exercise Price to be payable by check or a wire transfer in immediately available funds to the Corporation in an amount equal to the product of the Exercise Price multiplied by the number of shares of Warrant Stock being purchased with the proceeds of such check or wire transfer.

(ii)                      Certificates for shares of Warrant Stock purchased upon exercise of all or part of this Warrant shall be promptly delivered by the Corporation to the Registered Holder. Unless this Warrant has expired or all of the purchase rights represented hereby have been fully exercised, the Corporation shall prepare a new warrant certificate, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised and shall promptly deliver such new Warrant to the Person designated for delivery in the Exercise Notice.

(iii)                    The Warrant Stock issuable upon the exercise of all or part of this Warrant shall be deemed to have been issued to the Registered Holder at the Exercise Time, and the Registered Holder shall be deemed for all purposes to have become the record holder of such Warrant Stock at the Exercise Time.

(iv)              Upon payment in full of the Exercise Price, each share of Warrant Stock issuable upon exercise of all or part of this Warrant shall be fully paid and nonassessable and free from all liens and charges with respect to the issuance thereof.

(v)                The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock such number of shares of Common Stock as are from time to time issuable upon the exercise of this Warrant.

D.                  Cashless Exercise. Notwithstanding any provisions herein to the contrary, if at any time after the Date of Issuance, there is no effective registration statement registering or no current prospectus available for the resale of the Warrant Stock and the fair market value of one (1) share of Warrant Stock is greater than the Exercise Price, in lieu of exercising this Warrant for cash, the Registered Holder may elect to receive Warrant Stock equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Corporation together with the properly executed subscription form and notice of such election in which event the Corporation shall issue to the Holder a number of shares of Warrant Stock computed using the following formula:

X= Y(A-B)

     A

Where X = the number of shares of Warrant Stock issued to the Registered Holder.

Y = the number ofshares of Warrant Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation).

A = the fair market value of one share of Common Stock of the Corporation (at the date of such calculation) B = Exercise Price

For purposes of the above calculation, the fair market value of one share of Common Stock shall be (i) the last reported sale price of the Common Stock or the closing price quoted on the Nasdaq, NYSE, or OTC Markets, as published in The Wall Street Journal for the five (5) trading days prior to the date of determination of fair market value, or (ii) the fair market value of one share of Common Stock as determined in good faith by the Corporation's Board of Directors.

E. Exercise Notice. Upon any exercise of all or part of this Warrant, the Exercise Notice shall be substantially in the form set forth in Exhibit A hereto. Such Exercise Notice shall be dated the actual date of execution thereof.

2

2.                   Definitions. The following terms have meanings set forth below:

A.                "Date of lssuance" means the date of initial issuance of this Warrant (as of immediately after such issuance) regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant shall be issued.

B.                 "Person" means an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

C.                 "Registered Holder" with respect to this Warrant means the Person who is reflected as the holder thereof on the register maintained by the Corporation.

3.                   No Rights; Limitations of Liability. Prior to the exercise of this Warrant and except as otherwise specifically provided herein or in the Agreement, this Warrant shall not entitle the Registered Holder hereof to any rights as a stockholder of the Corporation.

4.                   Replacement. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the Registered Holder shall be satisfactory) of the loss, theft, destruction or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Corporation, or in the case of any such mutilation, upon surrender and cancellation of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like tenor and dated the date of such lost, stolen, destroyed or mutilated certificate.

5.                   Legend. The certificates representing shares of Warrant Stock issued upon exercise of the Warrants (unless at the time of exercise such Warrant Stock are acquired pursuant to a registration statement that has been declared effective under the Securities Act) and applicable blue sky laws, shall bear a legend substantially as follows:

"THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS ESTABLISHED BY EVIDENCE TO SUCH EFFECT, THE FORM AND SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE CORPORATION.

6.                   Charges, Taxes and Expenses. Issuance and delivery of certificates for representing shares of Warrant Stock upon exercise of this Warrant shall be made without charge to the Registered Holder for any issue or transfer tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Corporation; provided, however, that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the registration of any certificates for shares of Warrant Stock or the Warrant in a name other than that of the Registered Holder. The Registered Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving shares of Warrant Stock upon exercise hereof.

3

7.                   Certain Adjustments. The Exercise Price and number of shares of Warrant Stock issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 7.

(a)               Stock Dividends and Splits. If the Corporation, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides its outstanding shares of Common Stock into a larger number of shares, or (iii) combines its outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be adjusted to a price determined by multiplying the Exercise Price in effect immediately prior to the effective date of such event by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such effective date immediately before giving effect to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after giving effect to such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision, combination or reclassification.

(b)               Fundamental Transactions. Other than with respect to a merger or reverse merger with Canfield Medical Supply, Inc. if, at any time while this Warrant is outstanding, (i) the Corporation effects (A) any merger of the Corporation with (but not into) another Person, in which stockholders of the Corporation immediately prior to such transaction own less than a majority of the outstanding stock of the surviving entity, or (B) any merger or consolidation of the Corporation into another Person, (ii) the Corporation effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) any tender offer or exchange offer approved or authorized by the Corporation's Board of Directors is completed pursuant to which holders of at least a majority of the outstanding Common Stock tender or exchange their shares for other securities, cash or property, or (iv) the Corporation effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock covered by Section 7(a) above) (in any such case, a "Fundamental Transaction"), then the Registered Holder shall have the right thereafter to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of shares of Warrant Stock then issuable upon exercise in full of this Warrant without regard to any limitations on exercise contained herein (the "Alternate Consideration"), and the Registered Holder shall no longer have the right to receive shares of Warrant Stock upon exercise of this Warrant. For avoidance of doubt this Section shall not apply to any transaction with Canfield Medical Supply, Inc. including any merger, reverse merger or other transaction pursuant to which the Company becomes a subsidiary of Canfield Medical Supply, Inc.

(c)               Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to paragraph (a) of this Section 7, the number of shares of Warrant Stock that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the increased or decreased number of shares of Warrant Stock shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

(d)               Calculations. All calculations under this Section 7 shall be made to the nearest cent or the nearest share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation.

(e)               Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 7, the Corporation at its expense will, at the written request of the Registered Holder, promptly compute such adjustment, in good faith, in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of shares of Warrant Stock or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in reasonable detail the facts upon which such adjustment is based. Upon written request, the Corporation will promptly deliver a copy of each such certificate to the Registered Holder and to the Corporation' s transfer agent.

(f)                Reserved.

8.                   No Fractional Shares. No fractional shares of Warrant Stock will be issued in connection with any exercise of this Warrant. In lieu of any fractional shares that would otherwise be issuable, the number of shares of Warrant Stock to be issued shall be rounded up to the next whole number.

4

9.                   Notices. Except as otherwise expressly provided herein, all notices referred to in this Warrant shall be in writing and shall be delivered personally, sent by reputable express courier service (charges prepaid) or sent by registered or certified mail, return receipt requested, postage prepaid and shall be deemed to have been given when so delivered, sent or deposited in the

U.S. Mail (i) to the Corporation, at its principal executive offices with a copy by email to ___________ (which shall not constitute notice) and (ii) to the Registered Holder of this Warrant, at such holder's address as it appears in the records of the Corporation (unless otherwise indicated by any such holder).

10.               Restrictions on Transfer.

(a)                The Registered Holder represents, by accepting this Warrant that it understands that this Warrant and any securities obtainable upon exercise of this Warrant have not been registered for sale under Federal or state securities laws and are being offered and sold to the Registered Holder pursuant to one or more exemptions from the registration requirements of such securities laws. Certificates representing Warrant Stock must bear the restrictive legend set forth herein. The Registered Holder understands that the Registered Holder must bear the economic risk of such Registered Holder's investment in this Warrant and any Warrant Stock or other securities obtainable upon exercise of this Warrant for an indefinite period of time, as this Warrant and such Warrant Stock or other securities have not been registered under Federal or state securities laws and therefore cannot be sold unless subsequently registered under such laws, or an exemption from such registration is available.

(b)               The Registered Holder, by such Registered Holder's acceptance of this Warrant, represents to the Corporation that such Registered Holder is acquiring this Warrant and will acquire any Warrant Stock or other securities obtainable upon exercise of this Warrant for such Registered Holder's own account for investment and not with a view to, or for sale in connection with, any distribution thereof in violation of the Securities Act. The Registered Holder agrees that this Warrant will not be sold or otherwise transferred unless (i) a registration statement with respect to such transfer is effective under the Securities Act of 1933, as amended (the "Securities Act") or (ii) such sale or transfer is made pursuant to one or more exemptions from the Securities Act, and (iii) such sale or transfer to a non-affiliate of the Registered Holder is approved by the prior written consent of the Corporation. The Registered Holder agrees the Warrant Stock will not be sold or otherwise transferred unless (i) a registration statement with respect to such transfer is effective under the Securities Act or (ii) such sale or transfer is made pursuant to one or more exemptions from the Securities Act.

(c)                The Corporation shall not effect any exercise of this Warrant, and the Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 1 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Exercise Notice, the Holder (together with the Holder’s affiliates, and any other person or entity acting as a group together with the Holder or any of the Holder’s affiliates), as set forth on the applicable Exercise Notice, would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the preceding sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (1) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its affiliates and (2) exercise, conversion, or exchange of the unexercised, unconverted, or non-exchanged portion of any other securities of the Corporation (including, without limitation, any other warrants) subject to a limitation on conversion, exercise, or exchange analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, and the determination of whether a person or entity is an “affiliate” of the Holder shall also be made in accordance with the Exchange Act, the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations under such acts. To the extent that the limitation contained in this Section applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any affiliates) and of which a portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any affiliates) and of which portion of this Warrant is exercisable, in each case subject to such aggregate percentage limitation, and the Corporation shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section, in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Corporation’s most recent Form 10-Q report or Form 10-K report, as the case may be, (y) a more recent public announcement by the Corporation, or (z) any other notice by the Corporation or the Corporation’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of the Holder, the Corporation shall within one trading day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including this Warrant, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

5

(d)               Notwithstanding the provisions of the immediately preceding paragraph, the Holder, upon not less than sixty-one days’ prior written notice to the Corporation, may elect (1) to change the Beneficial Ownership Limitation to 9.9% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant or (2) to eliminate the Beneficial Ownership Limitation in its entirety.

11.               Amendment. Except as expressly provided herein, neither this Warrant nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Board of Directors of the Corporation and the holders of at least a majority of the aggregate principal amount outstanding under the Notes.

12.               Successors and Assigns. Subject to the restrictions on transfer set forth in this Warrant, and compliance with applicable securities laws, and provided that the Registered Holder surrenders this Warrant along with any other appropriate documentation or legal opinions that he Corporation may request, this Warrant may be assigned by the Registered Holder.

13.               Descriptive Headings: Governing Law. The descriptive headings of the several Sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. All questions concerning the construction, validity and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the laws of the State of Florida, without giving effect to any choice of law or conflict provision or rule that would cause the application of the laws of any jurisdiction other than the State of Florida.

6

IN WITNESS WHEREOF, the Corporation executed this Warrant as of the Date of Issuance hereof.

By:

Name:

Title:

7

EXHIBIT A

EXERCISE NOTICE

The undersigned, pursuant to the provisions set forth in the attached Warrant (Warrant No. W-___, hereby agrees to subscribe for the purchase of shares of the Warrant Stock covered by such Warrant and makes payment in full at the price per share provided by such Warrant.

The undersigned requests that certificates for such shares be issued in the name of, and delivered to:

(Name)

(Address)

 (Signature and Date)

(Signature must conform in all respects to name of

holder as specified on the face of the Warrant)

 (Insert Social Security Number or EIN)

8